UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2008 (January 16, 2008)

FORLINK SOFTWARE CORPORATION, INC.
(Exact name of Registrant as specified in charter)

Nevada (State or othis jurisdiction of incorporation)	0-18731 (Commission File Number)	87-0438458 (IRS Employer Identification Number)

Shenzhou Mansion 9F, ZhongGuanCun South Street, No. 31, Haidian District,
Beijing, China
(Address of principal executive offices)

Registrant’s telephone number, including area code: 011-8610 6811 8686

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Explanatory Note

The Registrant files this amendment to its Current Report on Form 8-K that was filed with the Securities and Exchange Commission on January 23, 2008 (the “Form 8-K”) to include in Item 4.01 of the Form 8-K: (a) a statement whether the report by the Registrant’s former certifying accountant on the financial statement for either of the past two years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, as required by Item 304(a)(1)(ii) of Regulation S-B, promulgated under the Securities Exchange Act of 1934, as amended ("Regulation S-B"); and (b) a statement whether during the Registrant’s two most recent fiscal years and the subsequent interim period through January 16, 2008, the Registrant’s new certifying accountant was consulted on the application of accounting principles to a specified completed or proposed transaction, the type of audit opinion that might be rendered on the Registrant’s financial statements or a reportable event, or any disagreements with its prior certifying accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of the prior certifying accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its reports, as required by Item 304(a)(2)(i) and (ii) of Regulation S-B.

Item 4.01	Change in Registrant’s Certifying Accountant

(a)	Resignation of Registrant’s Certifying Accountant

Effective January 16, 2008, BDO McCabe Lo Limited, Certified Public Accountants (“BDO”) resigned as the Company’s certifying independent accountant engaged to audit its financial statements. BDO was engaged as auditors to the Company for the year ended December 31, 2006.

BDO’s report on the Company’s financial statements for the two years ended December 31, 2006 did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

 Prior to their resignation, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BDO would have caused them to make reference to this subject matter of the disagreements in connection with their report, nor were there any “reportable events” as such term is described in Item 304(a)(1)(iv) of Regulation S-B.

The Company provided BDO with a copy of this Current Report on Form 8-K/A on January 30, 2008 and requested BDO to furnish the Company with a copy of a letter addressed to the SEC stating whether they agree with the statements made above by the Company regarding BDO. The Company has requested BDO to provide a letter addressed to the SEC (the "SEC Letter") stating whether they agree with the statements made above by the Company regarding BDO. The SEC letter is attached as Exhibit 16 to this Form 8-K.

(b)	Appointment of Registrant’s New Certifying Accountant

Effective January 16, 2008, Kenne Ruan, CPA, P.C. (“Kenne Ruan”), whose address is 40 Hemlock Hollow Road, Woodbridge, Connecticut 06525, was engaged to serve as the Company’s new certifying accountant to audit the Company’s financial statements.

During the Company’s two most recent fiscal years and the subsequent interim period through January 16, 2008, the Company had not consulted Kenne Ruan regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements or a reportable event, nor did the Company consult with Kenne Ruan regarding any disagreements with its prior certifying accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior certifying accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

The engagement of Kenne Ruan as the Company’s new certifying independent accountant was approved by the Company’s Board of Directors.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

16	Letter from BDO McCabe Lo Limited, Certified Public Accountants, dated January 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORLINK SOFTWARE CORPORATION, INC.

Dated: January 31, 2008	By:	/s/ Yi He
Yi He Chief Executive Officer